                                                                 Exhibit 10.14

                   EXCLUSIVE DOMESTIC LICENSE AGREEMENT          BHPC.12


    THIS AGREEMENT is made and entered into this 1st day of June, 1993 by and between BHPC Marketing, Inc., a corporation duly organized and existing under the laws of California, having its principal place of business at 620 West 135th Street, Gardena, California 90248 (hereinafter referred to as "LICENSOR"), and Heather-Paige II Industries, Inc., a California corporation, having its principal place of business at 7929 Ruffner Avenue, Van Nuys, California, 91406 (hereinafter referred to as "LICENSEE").

    WHEREAS, LICENSOR is the owner with the right to grant licenses of the Trademarks illustrated in Exhibit "A" attached hereto (the "Trademarks"); and

    WHEREAS, LICENSEE is desirous of obtaining the exclusive right to use the aforesaid Trademarks in connection with the import or manufacture and sale of certain licensed products defined herein.

NOW, THEREFORE, it is agreed by the parties as follows:

1.  DEFINITIONS

    The following terms shall have meanings as set forth below:

    a. "Trademarks" shall mean the Trademarks set forth in Exhibit "A",

    b. "Territory" shall mean that geographical area defined in item 1 of the attached License Agreement Detail Schedule.

    c. "Licensed Product" shall be defined as set forth in item 2 of the attached License Agreement Detail Schedule.

    d. *

2.  RIGHTS GRANTED

    LICENSOR here grants to LICENSEE, upon the terms and conditions set forth herein, an exclusive, personal, non-transferable, non-assignable license, without the right to grant sublicenses, to use the Trademarks solely on or in conjunction with the design, manufacture, import, distribution, advertising, promotion, shipment, and sale of the Licensed Product in the Territory. This license is extended to and includes

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    wholesale sales only and does not include retail sales.

3.  *

4.  GOOD WILL AND PROMOTIONAL VALUE

    a. LICENSEE recognizes the value of the good will associated with the Trademarks and acknowledges that the Trademarks, and all rights therein and the good will pertaining thereto, belong exclusively to LICENSOR. LICENSEE further recognizes and acknowledges that the Trademarks have acquired secondary meaning in the mind of the public.

    b. LICENSEE agrees that its use of the Trademarks shall inure to the benefit of LICENSOR and that LICENSEE shall not, at any time, acquire any rights in the Trademarks by virtue of any use it may make of the Trademarks.

    c. LICENSEE acknowledges that LICENSOR is entering into this Agreement not only in consideration of the royalties paid hereunder but also for the good will and promotional value to be secured by LICENSOR for the Trademarks as a result of the manufacture, offering for sale, sale, advertising, promotion, shipment and distribution of the Licensed Product by LICENSEE.

5.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    d. LICENSEE agrees that the Licensed Product and all Promotional and Packaging Material shall contain only those legends, markings and/or

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

notices as required from time to time by LICENSOR to give appropriate notice to the consuming public of LICENSOR's right, title and interest thereto.

*
6.  ADVERTISING/USE OF THE TRADEMARK

    a.  LICENSEE will adopt and carry out its own marketing and advertising


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      program with respect to the Licensed Product. LICENSEE agrees that LICENSEE'S advertising, public relations and sales promotion activities will be subject to prior consultation with, and written approval by, LICENSOR as to the general form and content only with respect to the use of the Trademarks and other notices.

  b.  *

  c. LICENSEE agrees that upon request of LICENSOR, it shall loan a reasonable number of products to LICENSOR and its other licensees for advertising and promotional purposes.

  d.  *

  e. Advertising directed to the public may not feature the name of LICENSEE. If approved, advertising directed to the trade may feature the following: BHPC Marketing, Inc. under Trademark License to (Name of LICENSEE). Advertising expenditures by LICENSEE are not credited toward the Advertising Fund provision of Subparagraph 8a (ii).

  f. LICENSEE agrees that the Trademark will appear on each Licensed Product and its packaging, if any. LICENSEE shall use only those tags, labels and packaging materials which have been previously approved in writing. All tags, labels and packaging materials bearing the Trademark must be submitted on the "Advertising Approval Form" (Exhibit "B-3").

  g. LICENSEE shall affix such legends, markings and notices on all License Product as are required by LICENSOR and the law.

  h. LICENSEE must submit for approval to LICENSOR a printer's proof of each item before final printing.

7.    DURATION OF THE AGREEMENT

  a. This Agreement shall continue for three (3) consecutive Contract Years in respective durations as set forth in item 3 of the attached License Agreement Detail Schedule (hereinafter collectively the "Initial Term") and shall then expire unless sooner terminated in accordance with the

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      terms and conditions set forth herein.

  b. If LICENSEE fully performs according to all of the terms and conditions hereof including, without limitation, the terms and conditions specifically enumerated below, LICENSEE shall have three (3) consecutive options to renew this Agreement for three (3) consecutive contract periods, i.e. Contract Years, of one (1) year each (hereinafter collectively the "Renewal Term"). In order to exercise each individual option, LICENSEE must provide LICENSOR with written notice of its intention to exercise each respective option and such written notice must be received by LICENSOR no later than * prior to the expiration of the Initial Term or immediately preceding Contract Year of the Renewal Term. * Except as specifically set forth herein to the contrary, LICENSEE's performance in the Renewal Term shall be pursuant to the same terms and conditions recited herein for the Initial Term.

8.    ROYALTIES

  a. "Royalty", as used in this Agreement, shall consist of the sum of the following:
      (i) LICENSEE agrees to pay LICENSOR, during the term of this Agreement, a Royalty *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

  b.  *

  c.  *

  d.  *

  e. LICENSEE shall keep complete, detailed and accurate records of all Promotional and Off-priced Merchandise sales, which records shall be available to LICENSOR for inspection during regular business hours.

  f.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      *

9.    PAYMENT

  a.  *

  b. LICENSEE's statements and all amounts payable to LICENSOR by LICENSEE shall be submitted to:
                        BHPC Marketing, Inc.
                        620 West 135th Street
                        Gardena, California 90248
                        Attn:  Royalty Receivables Department

  c.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      *

  d. All payments made hereunder shall be in the United States currency or checks drawn on a United States bank.

  e.  *

10.  GUARANTEES

  a. Guaranteed Annual Royalty Payments - LICENSEE shall pay, for each Contract Year during the term of this Agreement, beginning with the First Contract Year, the respective Guaranteed Annual Royalty Payments set forth in item 7 of the attached License Agreement Detail Schedule.

  b. Guaranteed Target Net Shipments - If, in any Contract Year, LICENSEE does not achieve the Guaranteed Target Net Shipment Volume figure set forth in item 7 of the attached License Agreement Detail Schedule LICENSOR may, at its option, immediately thereafter terminate this Agreement in writing.

  c. Guaranteed Net Shipments - If, in any Contract Year, LICENSEE does not achieve the Guaranteed Net Shipments figure set forth in item 7 of the attached License Agreement Detail Schedule LICENSOR may, at its option, immediately thereafter terminate this Agreement in writing.

  d.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      *

  e.  *

11.   EXPLOITATION BY LICENSEE

  a. LICENSEE agrees to commence, and diligently continue thereafter, the distribution, shipment and sale of each category of the Licensed Product in commercially reasonable quantities in the Territory on or before the respective distribution date set forth next to each category of the Licensed Product described in item 2 of the attached License Agreement Detail Schedule.

  b. LICENSEE agrees that the Licensed Product will be sold, shipped and distributed outright, at a competitive price that does not exceed the price generally and customarily charged the trade by LICENSEE, and not on an approval, tie-in, consignment, or "sale or return" basis. LICENSEE further agrees that the Licensed Product will only be sold to retailers, jobbers, wholesalers and distributors for sale, shipment and distribution to retail stores and merchants commonly considered and referred to in the industry as fine department stores and better specialty stores and/or to fine department stores and better specialty stores for sale, shipment and distribution direct to the public. Notwithstanding the foregoing to the contrary, LICENSOR agrees that the Licensed Product may also be sold to those retail stores commonly considered and referred to in the industry as "Warehouse Clubs" * so long as the total Net Shipment volume of Licensed Product sold to such "Warehouse Clubs" does not exceed twenty five percent (25%) of LICENSEE's annual Net Shipment volume. *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     * The manner and scope of the distribution of the Licensed Product, availability, variety, fabrication, colors and sizes are critical to the promotion, enhancement and protection of the Trademarks and their associated goodwill. *

  c. *

12.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *

13.  INSURANCE
     LICENSEE shall, throughout the term of this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company acceptable to LICENSOR, a policy or policies of insurance, insuring against those risks customarily insured against under broad form comprehensive general liability policies arising out of any defects or failure to perform, alleged or otherwise, of the Licensed Product or any

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     use thereof, including "product liability", "completed operations", "advertisers' liability insurance", etc and any liability of LICENSEE arising out of Paragraph 20, below. *

     The policies shall provide for ten (10) days notice to LICENSOR from the insurer by Registered or Certified Mail, return receipt requested, in the event of any modification, cancellation or termination. LICENSEE agrees to furnish LICENSOR a certificate of insurance or copy of the policies evidencing same within thirty (30) days after execution of this Agreement and from time to time as requested by LICENSOR within ten (10) days of LICENSOR's request; in no event, shall LICENSEE manufacture, offer for sale, sell, advertise, promote, ship and/or distribute the Licensed Product prior to receipt by LICENSOR of such evidence of insurance. If LICENSEE fails to procure, maintain and/or pay for at the times and for the durations specified in this Agreement, the insurance required hereunder, or fails to carry insurance required by any governmental requirement, LICENSOR may (but without obligation to do so), and without notice to LICENSEE, perform such obligations on behalf of LICENSEE, and the cost thereof, together with interest thereon at the maximum rate allowed by law, shall immediately become due and payable to LICENSOR.

14.  USE, DISPLAY, AND SALE INVOLVING THE TRADEMARKS AND COPYRIGHT
  A. In order to protect the Trademarks and LICENSOR's reputation, LICENSEE

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     will manufacture, distribute and sell the Licensed Product in compliance with all applicable laws. *

  b. *

  c. LICENSEE shall exercise all reasonable efforts, within the limits allowed by the laws and governmental regulations in effect in the Territory, to ensure that its merchandising and sale of the Licensed Product shall conform to policies and methods suitable for goods of high quality sold under a prestigious label of worldwide repute.

15.  OWNERSHIP OF THE TRADEMARKS

  a. LICENSEE agrees that nothing in this Agreement shall give LICENSEE any right, title or interest in the Trademarks other than the license to use the Trademarks on the Licensed Product; that such marks are the sole property of LICENSOR; that all such uses by LICENSEE of such marks shall inure only to the benefit of LICENSOR; and it being understood that all right, title and interest relating thereto are expressly reserved by the LICENSOR except for the rights being licensed hereunder.

  b. LICENSEE recognizes that LICENSOR may already have entered into, and may in the future enter into, license agreements with respect to the Trademarks for products which fall into the same general product category as the Licensed Product, but which are not sold to the same retail store departments as the Licensed Product, and which may be

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    similar to, but not the same as, the Licensed Product in terms of function, or otherwise. LICENSEE hereby expressly concedes that the existence of said licenses does not and shall not constitute a breach of this Agreement by the LICENSOR.

 c. *

 d. *

16. COMPLIANCE WITH LIMITATIONS ON USE OF TRADEMARKS

    LICENSEE agrees that the Licensed Product, and all labels, hang tags, packaging and other trade dress, used in connection with such Licensed Products, shall not violate any restrictions on use or display of the marks as provided in *

17. *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *

18. ASSIGNABILITY AND MANUFACTURING
 a. The license granted hereunder is, and shall remain, personal to LICENSEE and shall not be granted, assigned, or otherwise conveyed by any act of LICENSEE or by operation of law. For the purposes of this Paragraph 18, any sale or transfer of any ownership interest in LICENSEE shall constitute a prohibited assignment of the license granted hereunder. LICENSEE shall have no right to grant any sublicenses without LICENSOR's prior express written approval. Any attempt on the part of LICENSEE to arrange to sublicense or assign to third parties its rights under this Agreement, shall constitute a material breach of this Agreement.

 b. LICENSOR shall have the right to assign its rights and obligations under this Agreement without the approval of LICENSEE.

19. NO AGENCY, JOINT VENTURE, PARTNERSHIP
    The parties hereby agree that no agency, joint venture, or partnership is created by this Agreement, and that neither party shall incur any obligation in the name of the other without the other's prior written consent.

20. *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

21.  TERMINATION
     a. In addition to the termination rights provided elsewhere in this Agreement, LICENSOR will have the right to terminate this Agreement in the event that:
         *

     b.  *

22.  EFFECT OF EXPIRATION OR TERMINATION
     a. Upon expiration or termination of this Agreement, all rights and licenses granted to LICENSEE hereunder shall immediately expire, shall forthwith revert to LICENSOR, and LICENSEE shall immediately cease and desist

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

from using the Trademarks and any technical information supplied by LICENSOR to LICENSEE hereunder. To this end, LICENSEE will be deemed to have automatically assigned to LICENSOR, upon such expiration or termination, the Trademarks, equities, good will, titles, and other rights in or to the Licensed Product and all adaptations, compilations, modifications, translations and versions thereof, and all other trademarks used in connection therewith which have been or may be obtained by LICENSEE or which may vest in LICENSEE and which have not already been assigned to LICENSOR. LICENSOR may thereafter, in its sole discretion enter into such arrangements as it deems desirable, with any other party, for the manufacture, promotion and sale of the Licensed Product in the Territory. Any Licensed Product, finished or in progress, shall be disposed of as follows: *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

23.  MODIFICATION; WAIVER

No modification of any of the terms or provisions of this Agreement shall be valid unless contained in a writing signed by the parties. No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature. Resort by LICENSOR to any remedies referred to in this Agreement or arising by reason of a breach of this Agreement by LICENSEE shall not be construed as a waiver by LICENSOR of its right to resort to any and all other legal and equitable remedies available to LICENSOR.

24.  FORCE MAJEURE

Neither LICENSOR nor LICENSEE shall be liable to each other or be deemed in breach or default of any obligations contained in this Agreement, for any delay or failure to perform due to causes beyond its reasonable control, including but not limited to delay due to the elements, acts of the United States Government, acts of a foreign government, acts of God, fires, floods, epidemics, embargoes, riots,

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     strikes, any of the foregoing events being referred to as a "Force Majeure" condition. In such event, dates for performance shall be extended for the period of delay resulting from the Force Majeure condition. The party affected by a Force Majeure condition shall, as soon as practicable, notify the other party of the nature and extent of such condition.
25.  NOTICE
     All notices, approvals, consents, requests, demands, or other communications to be given to either party in writing may be effected by personal delivery or by depositing the same in the United States mail, certified and return receipt requested, postage prepaid. Such communication shall be addressed to LICENSEE and LICENSOR at their respective addresses as set forth in the preamble above.
26.  CONSTRUCTION; VENUE
     This Agreement shall be construed in accordance with the laws of the State of California, U.S.A., and the parties agree that it is executed and delivered in that state, and any claims arising hereunder shall, at LICENSOR's election, be prosecuted in the appropriate Court of the State of California in Los Angeles County or any Federal District Court therein.
27.  ENTIRE AGREEMENT
     This Agreement, contains the entire understanding of the parties and there are no representations, warranties, promises, or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto.
28.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *

29.  *

30.  *

31.  BINDING EFFECT
     This Agreement shall be binding on the parties, and their successors and assigns.
32.  SURVIVAL OF THE RIGHTS
     Notwithstanding anything to the contrary contained herein, such obligations which remain executory after expiration of the term or termination of this Agreement shall remain in full force and effect until discharged by performance and such rights as pertain thereto shall remain in force until their expiration.
33.  SEVERABILITY
     In the event that any term or provision of this Agreement shall for any

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     reason be held to be invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other term or provision and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.
34.  CAPTIONS
     The captions used in connection with the paragraphs and subparagraphs of this Agreement are inserted only for purpose of reference. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.
35.  INCORPORATION OF EXHIBITS
     LICENSOR and LICENSEE acknowledge and agree that the provisions of Exhibits "A" through "C" attached hereto (the "Exhibits") are integral to this Agreement and that the provisions of the Exhibits are all hereby incorporated herein and made a part hereof as if set out in full in this Agreement.

     IN WITNESS WHEREOF, the parties hereto agree that this Agreement shall take effect as of the date and year first above written above.


LICENSOR:                                    LICENSEE:


BHPC MARKETING, INC.,                        PAIGE II INDUSTRIES, INC.
a California Corporation                     a California Corporation



BY: /s/ Don Garrison                         BY: /s/ Howard W. Regen
   --------------------------                   --------------------------
Don Garrison                                 Howard W. Regen
Licensing Director                           President
Date: 3/18/93                                Date: 3/13/93
     ------------------------                     ------------------------

                       LICENSE AGREEMENT DETAIL SCHEDULE

1.  Definition of Territory:     The United States, its territories and
                                 possessions

2.  Definition of Licensed Product (by category):  DISTRIBUTION DATE:

    Missy, large size and petite coordinated       August 1, 1993
    sportswear


3.  Initial Term:                          FROM                     TO


First Contract Year:                  June 1, 1993            November 30, 1994
Second Contract Year:                 December 1, 1994        November 30, 1995
Third Contract Year:                  December 1, 1994        November 30, 1996


4.  Renewal Term:



Fourth Contract Year (if any):        December 1, 1996        November 30, 1997
Fifth Contract Year (if any):         December 1, 1997        November 30, 1998
Sixth Contract Year (if any):         December 1, 1998        November 30, 1999


5.  *

6.  Royalty Rate:

    6%
    Plus 2% of Net Sales for Advertising Royalty

7.  Guarantees:


                              (A)        (B)         (C)         (D)


                          Guaranteed              Guaranteed  Guaranteed
                          Target       Guaranteed    Annual      Monthly
                          Net          Net           Royalty     Royalty
                          Shipments    Shipments     Payments    Payments
                          --------------------------------------------




First Contract Year       *            *            *           *
Second Contract Year      *            *            *           *
Third Contract Year       *            *            *           *

                                  INITIALS

                                  LICENSOR: ----------

                                  LICENSEE: ----------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  SECTION (I)

                            NET SHIPMENT STATEMENT
                            ----------------------

The written statement of Net Shipments of Licensed Product (a copy of which is attached hereto as Exhibit "F") referred to in Paragraph 9a must be certified as accurate by LICENSEE and will include, but will not be limited to, information as to: *

                                 SECTION (II)

                      *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


                                  EXHIBIT "C"
                                  Page 1 of 3

                                 SECTION (III)

                            INSURANCE REQUIREMENTS
                            ----------------------

*

The policies shall provide for ten (10) days notice to LICENSOR from the insurer by Registered or Certified Mail, return receipt requested, in the event of any modification, cancellation or termination. LICENSEE agrees to furnish LICENSOR a certificate of insurance or copy of the policies evidencing same within thirty (30) days after execution of this Agreement and from time to time as requested by LICENSOR within ten (10) days of LICENSOR'S request; in no event, shall LICENSEE manufacture, offer for sale, sell, advertise, promote, ship and/or distribute the Licensed Product prior to receipt by LICENSOR of such evidence of insurance.

                                 SECTION (IV)

              *
* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


                                  EXHIBIT "C"
                                  Page 2 of 3

*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 EXHIBIT "C"

Int. Ch: 25

Prior U.S. Ch: 39

                                                             Reg. No. 1,429,311
United States Patent and Trademark Office              Registered Feb. 17, 1997
--------------------------------------------------------------------------------


                                      TRADEMARK
                                  PRINCIPAL REGISTER




                                       [LOGO]








                                         EXHIBIT A

                                                           PAGE ______ OF ____

                                                           DATE ______________

FORM MUST BE SUBMITTED COMPLETE    SUBMIT TO THE ATTENTION OF:
                                                           BHPC MARKETING, INC.
                                                           620 W. 135th Street
                                                           Gardena, CA 90248


                               SAMPLE APPROVAL FORM
              (FOR STYLE ONLY! SEE SWATCH APPROVAL FORM FOR FABRIC)

NAME OF LICENSEE ______________________________________________________________

LICENSED PRODUCT ______________________________________________________________

LICENSEE'S ADDRESS ____________________________________________________________

                                                    PLEASE PICTURE BELOW
SEASON ____________________

STYLE # ___________________

FABRICATION _______________

WHOLESALE PRICE ___________

COLORS ____________________

___________________________

SIZES _____________________

START TAKING ORDERS _________________________

END TAKING ORDERS ___________________________

START SHIP __________________________________

END SHIP ____________________________________





_____________________________                       ___________________________
  SIGNATURE OF LICENSEE                                SIGNATURE OF LICENSOR

APPROVED ______________                                  DISAPPROVED __________

COMMENTS ______________________________________________________________________

_______________________________________________________________________________

DATE RETURNED TO LICENSEE ___________________________

           BHPC MARKETING, INC., 620 West 135th Street, Gardena, CA 90248

                                    EXHIBIT "B-1"

                                                           PAGE ______ OF ____

                                                           DATE ______________

FORM MUST BE SUBMITTED COMPLETE    SUBMIT TO THE ATTENTION OF:
                                                           BHPC MARKETING, INC.
                                                           620 W. 135th Street
                                                           Gardena, CA 90248


                       SWATCH AND/OR COLOR APPROVAL FORM
           (FABRIC AND COLOR ONLY! SEE SAMPLE APPROVAL FORM FOR STYLE)


NAME OF LICENSEE ______________________________________________________________

LICENSED PRODUCT ______________________________________________________________

LICENSEE'S ADDRESS ____________________________________________________________

SEASON ________________________________________________________________________

LIST STYLE NUMBERS OF GARMENTS TO BE MANUFACTURED IN THIS FABRIC ______________

_______________________________________________________________________________

FABRIC # AND NAME OF SUPPLIER _________________________________________________

_______________________________________________________________________________

FABRIC CONTENT AND WEIGHT _____________________________________________________

PLEASE ATTACH 1 SET OF SWATCHES BELOW





APPROVED ______________                                  DISAPPROVED __________

COMMENTS ______________________________________________________________________

_______________________________________________________________________________


_____________________________                       ___________________________
  SIGNATURE OF LICENSEE                                SIGNATURE OF LICENSOR


DATE RETURNED TO LICENSEE ___________________________

           BHPC MARKETING, INC., 620 West 135th Street, Gardena, CA 90248

                                    EXHIBIT "B-2"

                                                           PAGE ______ OF ____

                                                           DATE ______________

FORM MUST BE SUBMITTED COMPLETE    SUBMIT TO THE ATTENTION OF:
                                                           BHPC MARKETING, INC.
                                                           620 W. 135th Street
                                                           Gardena, CA 90248


                         ADVERTISING APPROVAL FORM

NAME OF LICENSEE ______________________________________________________________

LICENSED PRODUCT ______________________________________________________________

LICENSEE'S ADDRESS ____________________________________________________________

CIRCLE THE FORM OF ADVERTISING WHICH IS BEING SUBMITTED: LABEL, HANGTAG, BUSINESS CARDS, BUSINESS FORMS, RADIO SPOT, TV, FULL PAGE AD, 1/2 PAGE AD, PACKAGING, DISPLAY, OTHER.



                PLACE ADVERTISING TO BE SUBMITTED HERE OF AFFIX

                                TO THIS PAGE


1) USE PERIOD   From _________________________________ To _____________________


2) IF SUBMISSION IS LABELS OR HANGTAG, PLEASE GIVE NAME & ADDRESS OF

   SUPPLIER ___________________________________________________________________

3) IF AD IS TO RUN IN A PUBLICATION: NAME OF PUBLICATION ______________________

    APPROVED ______________                              DISAPPROVED __________

COMMENTS ______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________





_____________________________                       ___________________________
  SIGNATURE OF LICENSEE                                SIGNATURE OF LICENSOR

DATE RETURNED TO LICENSEE ___________________________

           BHPC MARKETING, INC., 620 West 135th Street, Gardena, CA 90248

                                    EXHIBIT "B-3"

[LOGO]                                            STATEMENT OF ROYALTIES (DOM


                            FOR ____________________________TO _______________
                                                             (Month)

LICENSEE NAME
              ---------------------------

LICENSEE ADDRESS
                 ------------------------

-----------------------------------------

LICENSEE PRODUCT(S)
                    ---------------------


    ITEM/                   NUMBER OF                   NUMBER OF             UNIT WHOLESALE            GROSS            LESS
  STYLE NO                  UNITS SOLD                UNITS RETURNED              PRICE                 SALES         ALLOWANCES*
  --------                  ----------                --------------          --------------            -----         -----------


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  TOTALS

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

SEND STATEMENT TO: BHPC MARKETING, INC.
                   620 West 135th Street                   I CERTIFY THAT THE
                   Gardena, CA  90248
                                                           -------------------

* PLEASE SEE THE LICENSE AGREEMENT                         -------------------
  FOR THE AMOUNT OF PERMISSIBLE DEDUCTIONS.

                             SETTLELMENT AGREEMENT

    This Settlement Agreement is made, in multiple originals, by and among
* will hereinafter be collectively referred to as the "Beverly Hills Polo Club Parties."

                                  WITNESSETH:

    WHEREAS, there are presently pending before the United States District Court for the Central District of California two civil actions entitled
*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT "C"

*

    WHEREAS, the parties hereto have vigorously contested the BHPC Action and the * Action (collectively the "Civil Actions"), and have expended considerable time and effort, and have incurred considerable expense, in doing so; and

    WHEREAS, in order to avoid the additional expense which would be necessary for the continued prosecution of the Civil Actions, the parties are willing to resolve the controversy among them and to settle the Civil Actions under the terms and conditions set forth herein;

    NOW, THEREFORE, in mutual consideration of the convenants and premises contained herein, the parties agree as follows:

    1. Except as provided in paragraph 3 hereunder, as of February 15, 1985, the Beverly Hills Polo Club Parties, their affiliates, officers, agents and employees and any person or entity under their direction or control, or in active concert or participation with them, shall cease and desist from anywhere in the world:

                       *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    *

    (c) Using as a design or decoration on or in connection with the Subject Products and Services, including but not limited to related packaging, labels, tags and other trade dress, or as a trademark or service mark, the design of *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

which is shown in Exhibit A (the "*"), or any design which is a colorable imitation or simulation thereof;

    (d) Using as a design or decoration on or in connection with the Subject Products and Services, including but not limited to related packaging, labels, tags and other trade dress, or as a trademark, service mark or trade name the design of a * which is shown in Exhibit B (the "BHPC Symbol"), or any design which is a colorable imitation or simulation thereof or is substantially similar thereto, in an overall size smaller than five and a half inches by five and a half inches (5-1/2" x 5-1/2") (measured from mallet head to hoof and from nose to tail), except as may be permitted by paragraph 2 hereof;

    (e) Using either of the typefaces shown in Exhibit C (identified hereinafter as the "Subject Typefaces") for the name "Beverly Hills Polo Club";

    (f) Placing or causing to be placed any advertisements or using any materials of any type making reference, either directly or indirectly to
* or to * or their licensees and affiliates; and

    (g) Using dark blue as the background color of any packaging, label, tag or trade dress containing the words "Beverly Hills Polo Club", and/or the BHPC Symbol.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     2. Notwithstanding the size limitations imposed by paragraph 1(d) hereof, the Beverly Hills Polo Club Parties may use the BHPC Symbol in an overall size smaller than the five and a half inches by five and a half inches (5 1/2" x 5 1/2") set forth in paragraph 1(d) hereof but only if

         (a) the same is used in combination with and in close proximity to the words "Beverly Hills Polo Club" in the configuration shown in Exhibit D annexed hereto (the "Composite BHPC Logo") or the label shown in Exhibit E annexed hereto (the "BHPC Label"); or

         (b) the BHPC Symbol is used in a repetitive pattern covering substantially all of the front or back of any of the Subject Products, provided that the initials "BHPC" shall appear in close proximity to the BHPC Symbol, and that somewhere on each of the Subject Products the words "Beverly Hills Polo Club" shall be prominently displayed.

     3. The Beverly Hills Polo Club Parties may sell or otherwise dispose of any and all articles of clothing and accessories which are represented by them to be in their possession or under their control as of February 15, 1985, as set forth in Exhibit F, to be added hereto not later than March 1, 1985, which would otherwise come within the prohibitions of paragraph 1 of this Agreement, and may fill orders accepted on or before such date for any clothing or accessories coming within such prohibitions so long as such orders are filled within ninety (90) days of such date. Notwithstanding the foregoing,

BHPC may have until June 15, 1985 to dispose of garments in the process of manufacture in the Orient as of February 15, 1985. * or its attorneys or such attorneys' agents, on reasonable notice, which notice shall not be required to exceed ten (10) days, may review purchase orders, bills of lading, or inventory records at the place of business of any Beverly Hills Polo Club Parties sufficient to verify compliance with this paragraph. Such information is to be used solely to verify and enforce compliance, and shall be held in confidence by * attorneys or their agents.

     4.  Simultaneously with its execution of this settlement agreement,
*

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    5. Neither * nor any person or entity under its direction or control, may oppose the registration by the Beverly Hills Polo Club Parties of any trademark which the Beverly Hills Polo Club Parties are entitled to register under this Agreement, nor shall they petition to cancel, either directly or through court action the registration of any such trademark unless said mark or registration is the basis for legal action by BHPC, Lang or any affiliated entity against * or its licensees. If * learns that any of its licensees objects to the registration by any of the Beverly Hills Polo Club Parties of the words "Beverly Hills Polo Club," and/or the Composite BHPC Logo and/or the BHPC Label, then * will inform such objecting licensee in writing of the terms of this Agreement, and provide written confirmation thereof to BHPC.

    6. The parties agree to entry in the Civil Actions of Final Judgment Upon Consent in the form annexed hereto as Exhibit H, or in such other form as the Court may require consistent with the terms and conditions of this Settlement Agreement.

    7.   *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    8. The parties will not initiate any publicity concerning the terms and conditions of this Agreement and such terms and conditions shall be held in confidence except as otherwise provided herein. The Beverly Hills Polo Club Parties may provide a copy of this Settlement Agreement or portions or summaries thereof to any person or entity licensed or otherwise permitted to use the name "Beverly Hills Polo Club," the BHPC Symbol or the Composite BHPC Logo, to potential licensees, to sales representatives or, upon inquiry being made, to customers. Either party may refer to the terms and conditions of this Agreement in conjunction with its registration, or judicial or administrative protection or enforcement of its trademarks, trade names and service marks.

    9. This Settlement Agreement represents no concession by any party as to the validity or merit of any of the claims raised in the Civil Actions by any other party, except as may be set forth in the Final Judgment of Exhibit H.

   10. * and its officers, agents, employees and sales representatives shall not make, directly or indirectly, any claim that the purchase of products complying with the terms of this Agreement from BHPC or Lang or their distributors or sublicensees constitutes trademark infringement, unfair competition or trademark dilution, nor threaten sanctions with respect thereto. This undertaking does not in any way admit or imply

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

that *, or anyone acting on its behalf, has in the past made any such claims or threatened any such sanctions.

    11. *

    12. *

    13. This Settlement Agreement represents the entire understanding between the parties with respect to the subject matter hereof; shall not be varied or amended except by a

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

writing signed by all parties; shall be binding upon the parties, their successors and assigns; and shall, as respects contractual construction, be governed by and construed in accordance with the laws of *. Neither party hereby waives any claim as to the propriety of venue or as to the existence of personal jurisdiction, in any lawsuit or other proceeding that may arise concerning the subject matter of this Settlement Agreement.

   14. * warrants and represents that it has full right and power to enter into this Settlement Agreement.

   15. Lang warrants and represents that it has full right and power to enter into this Settlement Agreement.

   16. BHPC warrants and represents that it has full right and power to enter into this Settlement Agreement.

   17. Wessler warrants and represents as follows:

       (a) He is the president and sole shareholder of BHPC and Lang; and

       (b) He has the full right, power and authority to enter into this Settlement Agreement.

   *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

"polo clubs") or items of wearing apparel which have come to be described by the word polo (e.g. "polo shirts" or "polo coats"), provided, however, that any such use will not violate any of the terms and conditions of this Agreement.

    19. The Beverly Hills Polo Club Parties shall take all steps reasonably necessary to ensure that any person or entity which is licensed or otherwise permitted to use the term "Beverly Hills Polo Club", the BHPC Symbol or the Composite BHPC Logo, complies fully with the restrictions set forth in paragraph 1 hereof.

    20. * acknowledges that the rights of any person or entity which it licenses or otherwise permits to use the * Marks are subject to the terms and conditions of this Agreement and that such rights cannot be used in contravention of the provisions of paragraphs 5 and 10 hereof. * agrees to inform any of its licensees whom it learns object to the use by the Beverly Hills Polo Club Parties of any of the names or marks which they are permitted to use hereunder of the foregoing acknowledgements.

    21. In the event that a dispute arises between the parties as to the subject matter of this Agreement, then the parties shall attempt to amicably resolve the same prior to seeking judicial intervention. If the parties are unable to resolve such dispute within thirty (30) days after it arises,

                                      11


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

then either party may take such action as it deems appropriate to protect its rights.

    IN WITNESS WHEREOF, the parties have executed this Settlement on the days indicated adjacent to their respective signatures below.


                                                       *

Dated: 2/15/85                         By: /s/         *
      -------------                       --------------------------------
                                                       *


                                       BEVERLY HILLS POLO CLUB, INC.

Dated: 2/20/85                         By: /s/ Stephen Wessler, President
      -------------                       --------------------------------
                                           Stephen Wessler, President


                                       STEPHEN WESSLER

Dated: 2/20/85                         By: /s/ Stephen Wessler
      -------------                       --------------------------------


                                       GREGORY LANG, INC.

Dated: 2/20/85                         By: /s/ Stephen Wessler, President
      -------------                       --------------------------------
                                           Stephen Wessler, President


                                      12


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    [GRAPHIC]





                                    EXHIBIT A
                                    ---------

                                    [GRAPHIC]





                                    EXHIBIT B
                                    ---------

                                    [GRAPHIC]





                                    EXHIBIT C
                                    ---------

                                    [GRAPHIC]





              Note:  Typeface to be changed per Paragraph 1(e).


                                    EXHIBIT D
                                    ---------

                                    [GRAPHIC]





              Note:  Typeface to be changed per Paragraph 1(e).


                                    EXHIBIT E
                                    ---------